                                                                    EXHIBIT 99.1

------------------------------------------------------------------------------------------------------------------------------
CONVERSE INC.
------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements Form MOR1                    Actual         Actual         Actual         Total
------------------------------------------------------------------------------------------------------------------------------
$=thousands                                                           1/22-1/27      1/28-2/24      2/25-3/31     1/22-3/31
------------------------------------------------------------------------------------------------------------------------------
                                                                              -
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                         JAN             FEB            MAR
------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS:
------------------------------------------------------------------------------------------------------------------------------
Domestic Accounts                                                       2,413           5887          10008        18,308
------------------------------------------------------------------------------------------------------------------------------
Outlet Stores                                                             255           1227           1533         3,015
------------------------------------------------------------------------------------------------------------------------------
Int'l Distributors                                                      2,315           1555           6839        10,709
------------------------------------------------------------------------------------------------------------------------------
Subs- Europe                                                                0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
      Iberia                                                                0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
      Mexico                                                                0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
      Japan(CJI)                                                            0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
Royalty Receipts                                                          119           2411            385         2,915
------------------------------------------------------------------------------------------------------------------------------
Other Receipts                                                                           127            116           243
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                                       5,102         11,207         18,881        35,190
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------
Accounts Payable
------------------------------------------------------------------------------------------------------------------------------
   Raw Materials                                                           69            188            111           368
------------------------------------------------------------------------------------------------------------------------------
   Duties/Customs                                                          96            745            903         1,744
------------------------------------------------------------------------------------------------------------------------------
   Other Disbursements                                                     14            920           1549         2,483
------------------------------------------------------------------------------------------------------------------------------
   Traffic                                                                 45            416            584         1,045
------------------------------------------------------------------------------------------------------------------------------
   Advertising/Mktg                                                         0            287             75           362
------------------------------------------------------------------------------------------------------------------------------
   Player Contracts                                                         0             59             42           101
------------------------------------------------------------------------------------------------------------------------------
   Rent                                                                     0            252            268           520
------------------------------------------------------------------------------------------------------------------------------
   Capital Expenditures                                                     0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
   Income/Frchise Tax Pmts                                                  0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
   Float Adjustment                                                      (224)          (780)           214          (790)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Accounts Payable                                                      0          2,087          3,746         5,833
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Foreign Fnshd Gds-L/C                                                   1,141           6738           7665        15,544
------------------------------------------------------------------------------------------------------------------------------
FFG-Open Acct                                                               0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
Payroll                                                                     0           1605           2484         4,089
------------------------------------------------------------------------------------------------------------------------------
Tax Payments                                                              317           1053           1264         2,634
------------------------------------------------------------------------------------------------------------------------------
Europe                                                                      0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
Mexico                                                                      0              0              0             0
------------------------------------------------------------------------------------------------------------------------------
Japan                                                                       0             19            113           132
------------------------------------------------------------------------------------------------------------------------------
Singapore                                                                   0             96             62           158
------------------------------------------------------------------------------------------------------------------------------
Other                                                                     224            853           1190         2,267
------------------------------------------------------------------------------------------------------------------------------
Restructuring Fees                                                          0             65             52           117
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
   TOTAL CASH
------------------------------------------------------------------------------------------------------------------------------
     DISBURSEMENTS                                                      1,682         12,516         16,576        30,774
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET CASH REC/DSB
------------------------------------------------------------------------------------------------------------------------------
BEFORE BA FIN                                                           3,420         (1,309)         2,305         4,416
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                        Actual         Actual         Actual         Total
------------------------------------------------------------------------------------------------------------------------------
                                                                      1/22-1/27      1/28-2/24      2/25-3/31     1/22-3/31
------------------------------------------------------------------------------------------------------------------------------
                                                                              -
------------------------------------------------------------------------------------------------------------------------------
ADD BA FINANCING                                                          1,119          6,583          7,529        15,231
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
LESS BA MATURITY                                                            473          2,343          4,921         7,737
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
NET CASH REC/DSB
------------------------------------------------------------------------------------------------------------------------------
AFTER BA FINANCING                                                        4,066          2,931          4,913        11,910
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PAYROLL BKDWN.                                                  M             0              0              0
------------------------------------------------------------------------------------------------------------------------------
(ACHed prior day                                                T             0              0              0
------------------------------------------------------------------------------------------------------------------------------
for value..)                                                    W             0              0              0
------------------------------------------------------------------------------------------------------------------------------
                                                                Th            0              0              0
------------------------------------------------------------------------------------------------------------------------------
                                                                F             0              0              0
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
INTEREST/FEES:
------------------------------------------------------------------------------------------------------------------------------
   BANKS                                                                     19            325            677         1,021
------------------------------------------------------------------------------------------------------------------------------
   NOTEHOLDERS                                                                             370            877         1,247
------------------------------------------------------------------------------------------------------------------------------
   CONVERTIBLE NOTES                                                                                                      0
------------------------------------------------------------------------------------------------------------------------------
   DIP FEE                                                                                                393           393
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PROCEEDS SALE OF BLDG                                                                        0              0
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
REVOLVER BALANCE                                                         34,983          32747          29781         29781
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
LETTERS OF CREDIT
------------------------------------------------------------------------------------------------------------------------------
          ADD:                                                                0           3397           4542         7,939
------------------------------------------------------------------------------------------------------------------------------
          SUBTRACT:                                                       1,140           6736           7756        15,632
------------------------------------------------------------------------------------------------------------------------------
TOTAL L/C                                                                 9,099           5760           2546          2546
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
BA REFINANCING
------------------------------------------------------------------------------------------------------------------------------
          ADD:                                                            1,119           6583           7529        15,231
------------------------------------------------------------------------------------------------------------------------------
          SUBTRACT:                                                         473           2342           4920         7,735
------------------------------------------------------------------------------------------------------------------------------
TOTAL B/A REFI                                                           11,345          15584          18193         18193
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
STANDBY L/C                                                                 828            828            828           828
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL LINE UTILIS.                                                       56,255          54920          51348         51348
------------------------------------------------------------------------------------------------------------------------------

                   CONVERSE INC. CONSOLIDATED BALANCE SHEET
              CONVERSE INC. (DEBTOR) AND SUBSIDIARIES (NON-DEBTOR)
                                 JANUARY 2001



                                                                Ending Balance
                                                                    1/27/01
                                                                ---------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       2,558,772
     Accounts receivables                                           33,775,523
     Receivable from subsidiaries                                            -
     Inventories                                                    39,903,680
     Prepaid expenses and other current assets                       2,901,693
                                                                  ------------
          Total current assets                                      79,139,668

Net property, plant and equipment                                    5,953,382
Investment in subsidiaries                                                   -
Other assets                                                        10,513,887
                                                                  ------------
                                                                    95,606,937
                                                                  ============


LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                46,328,378
     Current portion long-term debt                                102,907,687
     Notes payable                                                    (158,870)
     Accounts payable                                               40,783,999
     Accrued expenses                                               16,710,215
     Income taxes payable                                            6,339,566
                                                                  ------------
          Total current liabilities                                212,910,975

Current assets in excess of reorganization value                    23,892,791


Stockholders' equity (deficiency):
     Common stock                                                   17,535,556
     Additional paid in capital                                      4,449,390
     Unearned compensation                                            (245,010)
     Retained deficit                                             (161,305,534)
     Cumulative currency translation adjustment                     (1,631,231)
                                                                  ------------
          Total stockholders' equity (deficiency)                 (141,196,829)
                                                                  ------------
                                                                    95,606,937
                                                                  ============

                  CONVERSE INC. CONSOLIDATED INCOME STATEMENT
             CONVERSE INC. (DEBTOR) AND SUBSIDIARIES (NON-DEBTOR)
                             MONTH OF JANUARY 2001


                                                             ------------------
                                                             Month of Jan. 2001
                                                             ------------------

Net revenue                                                          13,840,786
Cost of sales                                                         9,827,419
                                                             ------------------
Gross profit                                                          4,013,367

Selling, general and administrative expenses                          3,695,079
Royalty income                                                        1,539,512
                                                             ------------------
Earnings from operations                                              1,857,800

Interest expense                                                      2,069,775
Other (income) expense, net                                             606,396
                                                             ------------------
Net income before income tax                                           (818,371)

Income tax expense                                                      228,815
                                                             ------------------
Net income                                                           (1,047,186)
                                                             ==================